UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported):  April 28, 2011

USEC Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Democracy Center
6903 Rockledge Drive
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the 2011 Annual Meeting of Shareholders held on April 28, 2011 (the “Annual Meeting”), the shareholders of USEC Inc. (“USEC” or the “Company”) approved the First Amendment (the “Amendment”) to the USEC Inc. 2009 Equity Incentive Plan (the “Plan”).  The Amendment was adopted by the Board of Directors of the Company on February 17, 2011, subject to approval of the shareholders.  As described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2011 (the “Proxy Statement”), the Amendment:

•	Increases by 3,000,000 (from 4,500,000 to 7,500,000) the number of shares with respect to which awards may be granted under the Plan;

•
Modifies the existing “clawback” provision of the Plan to also provide that any awards under the Plan will be subject to any compensation recovery or “clawback” policy that may be adopted by the Board from time to time, including retroactively, in order to implement final rulemaking under Section 954 of the Dodd-Frank Act or any future changes in law or regulation;

•	Makes more explicit that with respect to all awards whose vesting is contingent on performance, no dividends or dividend equivalents shall be paid unless and until the award vests; and

•	Extends the expiration date of the Plan from February 25, 2019 to February 17, 2021 (the tenth anniversary of the Board’s adoption of the Amendment).

The above summary is qualified in its entirety by reference to the complete text of the Amendment, which is attached as Exhibit 10.1 to this report and is incorporated by reference herein.  A complete copy of the Plan is filed as Exhibit 10.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2009 and is incorporated by reference herein.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 28, 2011.  As of the record date, March 4, 2011, there were 122,067,721 shares of common stock outstanding, each entitled to one vote.  86.1% of those shares were represented at the Annual Meeting.

At the Annual Meeting, USEC’s shareholders voted on five proposals and cast their votes as described below.  The proposals are described in detail in the Company’s Proxy Statement.

Proposal 1

USEC’s shareholders elected eleven directors (listed below) to hold office until the next annual meeting of shareholders and until his or her successor is elected and has qualified.  There were no abstentions.  The number of votes cast for or withheld and the broker non-votes were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
James R. Mellor, Chairman	73,331,707	1,905,980	29,899,507
Michael H. Armacost	68,535,231	6,702,456	29,899,507
Joyce F. Brown	68,472,063	6,765,624	29,899,507
Sigmund L. Cornelius	74,046,095	1,191,592	29,899,507
Joseph T. Doyle	68,691,297	6,546,390	29,899,507
H. William Habermeyer	68,627,860	6,609,827	29,899,507
William J. Madia	73,721,932	1,515,755	29,899,507
W. Henson Moore	73,761,969	1,475,718	29,899,507
Walter E. Skowronski	73,937,965	1,249,722	29,899,507
M. Richard Smith	73,997,820	1,239,867	29,899,507
John K. Welch	73,641,271	1,596,416	29,899,507

Proposal 2

USEC’s shareholders cast their votes with respect to the advisory vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,534,681	10,234,393	2,468,613	29,899,507

Proposal 3

USEC’s shareholders cast their votes with respect to the advisory vote on the frequency of the advisory vote on executive compensation as set forth below:

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
24,745,616	724,145	49,417,654	350,272	29,899,507

Proposal 4

USEC’s shareholders approved the First Amendment to the USEC Inc. 2009 Equity Incentive Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,951,680	3,892,283	2,393,724	29,899,507

Proposal 5

USEC’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2011 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,453,538	1,378,952	304,704	0

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit
Number                      Description

10.1	First Amendment to the USEC Inc. 2009 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

May 3, 2011	By:	/s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number                       Description

10.1	First Amendment to the USEC Inc. 2009 Equity Incentive Plan